                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       4
          Q&A WITH YOUR PORTFOLIO MANAGERS       5
                         GLOSSARY OF TERMS       8

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       9
                      FINANCIAL STATEMENTS      14
             NOTES TO FINANCIAL STATEMENTS      20

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      27
     FUND OFFICERS AND IMPORTANT ADDRESSES      28

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 3, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long-term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD DUE TO STRONG CONSUMER AND GOVERNMENT SPENDING, AS WELL AS YEAR 2000-RELATED INVENTORY BUILD-UP. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 6.9 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1996. WITH GDP MEASURING 4.1 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

STRONG GDP DATA, AMONG OTHER FACTORS, PROMPTED THE FEDERAL RESERVE BOARD TO TAKE AN ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FOUR TIMES SINCE JUNE 1999, AND AN ADDITIONAL INCREASE IS WIDELY ANTICIPATED IN LATE MARCH. [EDITOR'S NOTE: THE FED RAISED THE FEDERAL FUNDS RATE BY 0.25 PERCENT ON MARCH 21.] DESPITE THE SURGING ECONOMY, THE CONSUMER PRICE INDEX (CPI)--A MEASURE OF INFLATION--REMAINED MODEST, RISING JUST 2.7 PERCENT DURING THE 12 MONTHS ENDED FEBRUARY 29, 2000.

ALTHOUGH THE CPI POSTED FAVORABLE NUMBERS, INFLATIONARY PRESSURES CONTINUED TO BUILD IN LABOR COSTS AND CONSUMER SPENDING RATES. THE JOB MARKET REMAINED TIGHT AS UNEMPLOYMENT DROPPED TO A 30-YEAR LOW. AS A RESULT, THE EMPLOYMENT COST INDEX HAS REFLECTED ESCALATING LABOR COSTS, AS EMPLOYERS HAVE INCREASED COMPENSATION AND BENEFITS TO ATTRACT WORKERS.

RISING INTEREST RATES DID LITTLE TO CURB CONSUMER SPENDING. SHOPPERS SPENT FREELY IN LATE 1999 AND INTO THE NEW YEAR, AND CONSUMER CONFIDENCE REMAINS VERY HIGH DUE TO PLENTIFUL JOBS, ACCELERATING PERSONAL INCOME, AND LOW INFLATION.

INTEREST RATES AND INFLATION

(February 28, 1998 - February 29, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.40
May 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 29, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
SIX-MONTH TOTAL RETURN BASED ON
NAV(1)                                    1.65%      1.41%      1.41%
-------------------------------------------------------------------------
Six-month total return(2)               (3.24%)    (2.54%)      0.42%
-------------------------------------------------------------------------
One-year total return(2)                (5.20%)    (4.89%)    (1.15%)
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.58%      5.78%      5.82%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 7.14%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.88%   5.16%(3)      4.06%
-------------------------------------------------------------------------
Commencement date                      09/23/71   09/28/92   08/30/93
-------------------------------------------------------------------------
Distribution rate(4)                      6.13%      5.64%      5.64%
-------------------------------------------------------------------------
SEC Yield(5)                              6.53%      6.11%      6.10%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 29, 2000.

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of February 29, 2000
[PIE CHART]

                          AAA/AAA        AA/AA          A/A         BBB/BAA        BB/BA          B/B        NON-RATED
                          -------        -----          ---         -------        -----          ---        ---------
As of February 29,         1.10          3.80          23.00         57.60         12.70         0.80          1.00
  2000

 As of August 31, 1999
[PIE CHART]

                              AAA/AAA          AA/AA            A/A           BBB/BAA          BB/BA            B/B
                              -------          -----            ---           -------          -----            ---
As of August 31, 1999          5.20            4.30            24.90           50.10           14.30           0.40

                             NON-RATED
                             ---------
As of August 31, 1999          0.80

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
SIX-MONTH DIVIDEND HISTORY

(for the six-months ending February 29, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/99                                                                            0.0345
10/99                                                                           0.0345
11/99                                                                           0.0345
12/99                                                                           0.0345
1/00                                                                            0.0345
2/00                                                                            0.0345

The dividend history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     FEBRUARY 29, 2000                   AUGUST 31, 1999
                                                                     -----------------                   ---------------
Finance                                                                     18.1                               15.4
Utilities                                                                   18.0                               14.7
Consumer Services                                                           17.9                               17.1
Energy                                                                      11.2                               10.7
Raw Materials/Processing Industries                                         10.1                                8.7

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES ARE LED BY KELLY GILBERT, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JUNE 1999 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. SHE IS JOINED BY REID HILL, ASSISTANT PORTFOLIO MANAGER, AND PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2000.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A   Despite a series of interest-rate
hikes by the Federal Reserve Board that began in June, yield spreads between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities) began to narrow in early September. This narrowing trend continued until November, as investors became increasingly concerned about the potential effects of year 2000 computer problems on new issuance and liquidity. However, an additional Fed increase in November and a lighter-than-expected new issuance calendar ushered in a relatively smooth ending to a volatile and difficult year for the fixed-income market.

    In the new year, predictions of an increase in new issuance and asset flows failed to materialize. Corporate bonds that were issued were met by relatively cool demand from risk-averse investors. In anticipation of additional Fed activity in February, yield spreads once again began to widen between Treasuries and corporate bonds, indicating that bonds underperformed during this time and through the end of the period.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   We sought to maintain the
portfolio's diversification among sectors and securities, which helped to reduce the Fund's risk in an uncertain environment. To accomplish this, we continued to manage the Fund's holdings in four major areas: industrial (which includes health-care, media and telecommunications, and consumer cyclical securities), finance, utilities, and Yankee bonds, or dollar-denominated securities released in the United States by foreign issuers.

    Among these areas, we generally maintained the Fund's exposure to the industrial sector, with a continued overweighting in cable and media services. This area outperformed during the period and contributed positively to the Fund's return. At the same time, we sold several of the Fund's industrial securities with low coupons or earnings disappointments, such as medical companies Baxter and Beckman Coulter and defense company Raytheon.

    We also looked for opportunities to increase the Fund's Yankee bond exposure, which had previously been underweighted. As a result, we added two Asian banks to the portfolio--Korea Development Bank and Bank of Tokyo Mitsubishi--which performed favorably during the period. The portfolio also held Abbey National, a U.K. bank, and Conseco, a U.S. insurance company, which boosted the Fund's exposure to finance. Although this area enjoyed relatively strong performance for the first half of the period, it lagged other sectors in the new year.

Q   WHAT WAS THE STRUCTURE OF THE
    FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

A   The Fund's credit-quality allocation
continued to be weighted in medium-quality securities, which are defined as A and BBB rated securities. At the end of the reporting period, approximately 28 percent of the Fund's long-term investments were allocated to securities rated A and higher, and approximately 58 percent of long-term investments were invested in BBB rated securities. The remaining 14 percent was allocated to securities rated BB and lower.

    Toward the end of 1999, we began to position the Fund defensively against the uncertainty of the year 2000 transition. As a precautionary measure, we held approximately 5 percent of the Fund's net assets in cash and cash equivalents. In January, when it was apparent that the year 2000 problem was a nonevent, we looked for opportunities to reinvest these assets in the market.

    Finally, we continued to focus on managing the Fund's duration during the period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. For most of the period, the Fund's duration was held equivalent to or slightly longer than that of its benchmark, the Lehman Brothers BBB Corporate Bond Index. Because interest rates rose during this time, the long duration was negative to the Fund's return. At the end of the period, the Fund's duration was 5.95 years, which is equal to the benchmark duration. For additional Fund portfolio highlights, please refer to page 4.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   Although the Fund's return was
supported by its favorable sector allocations, this benefit was overshadowed by the slow recovery of the corporate bond market and by the Fund's duration. For the six months ended February 29, 2000, the Fund generated a total return of
1.65 percent (Class A shares at net asset value). By comparison, the Lehman Brothers Corporate Bond Index and the

Lehman Brothers BBB Corporate Bond Index produced total returns of 1.72 percent and 2.09 percent, respectively.* These broad-based indices reflect the performance of all publicly issued, fixed-rate, non-convertible investment-grade corporate debt, but do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower their performance. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND OVER THE COMING MONTHS?

A   Because of general investor apathy
toward the corporate bond market, our outlook is cautionary. As we manage the Fund going forward, we will continue to focus on fundamental, in-depth research and assessment of corporate bonds. We will also continue to look beyond the sector, credit rating, or structure of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions to enhance shareholder value.

---------------

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Corporate Debt BBB Index will not appear in this or future reports.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e., a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

YANKEE BONDS: U.S. dollar-denominated bonds issued in the United States by foreign governments, banks, and corporations.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                         MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
          CORPORATE BONDS  94.4%
          CONSUMER DISTRIBUTION  0.9%
$2,000    Nabisco, Inc. ...........................     7.550%   06/15/15   $  1,913,026
                                                                            ------------
          CONSUMER DURABLES  1.8%
   750    Brunswick Corp. .........................     7.125    08/01/27        652,140
 1,000    Chrysler Corp. ..........................     7.450    03/01/27        968,346
 2,500    Ford Motor Co. ..........................     7.450    07/16/31      2,376,275
                                                                            ------------
                                                                               3,996,761
                                                                            ------------
          CONSUMER NON-DURABLES  1.8%
 2,500    Pepsi Bottling Group, Inc. ..............     7.000    03/01/29      2,240,880
 2,000    Westpoint Stevens, Inc., 144A -- Private
          Placement (a)............................     7.875    06/15/05      1,750,000
                                                                            ------------
                                                                               3,990,880
                                                                            ------------
          CONSUMER SERVICES  17.6%
   500    Bresnan Communications Group.............     8.000    02/01/09        506,250
   500    Charter Communications Holdings, 144A --
          Private Placement (a)....................    10.000    04/01/09        497,500
 2,500    Clear Channel Communications, Inc. ......     7.250    10/15/27      2,269,545
 5,000    Cox Communications, Inc. ................     6.875    06/15/05      4,806,790
 1,250    CSC Holdings, Inc. ......................     7.875    12/15/07      1,220,313
 2,500    CSC Holdings, Inc. ......................     7.875    02/15/18      2,384,375
 1,250    Harcourt General, Inc. ..................     8.875    06/01/22      1,297,606
 1,000    Harcourt General, Inc. ..................     7.200    08/01/27        871,533
 5,000    ITT Corp. ...............................     6.750    11/15/05      4,425,000
 2,000    Liberty Media Corp. .....................     8.500    07/15/29      2,010,980
 6,000    News America Holdings, Inc. .............     8.875    04/26/23      6,285,738
   250    Premier Parks, Inc. .....................     9.250    04/01/06        236,250
   200    Premier Parks, Inc. .....................     9.750    06/15/07        193,000
   375    Premier Parks, Inc. (b)..................  0/10.000    04/01/08        241,875
 2,500    Royal Caribbean Cruises Ltd. ............     7.500    10/15/27      2,292,727
 1,500    Societe Generale Real Estate Co. LLC Ser
          A, 144A -- Private Placement (a).........     7.640    12/29/49      1,371,767
 1,500    Stewart Enterprises, Inc. ...............     6.400    05/01/03      1,202,265
 2,000    TCI Communications, Inc. ................     9.250    01/15/23      2,142,720

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

  PAR
AMOUNT                                                                         MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
          CONSUMER SERVICES (CONTINUED)
$1,900    Time Warner Entertainment Co. ...........     8.375%   07/15/33   $  1,950,492
 3,000    Viacom, Inc. ............................     7.750    06/01/05      3,015,000
                                                                            ------------
                                                                              39,221,726
                                                                            ------------
          ENERGY  11.0%
 6,300    Ashland Oil, Inc. .......................     8.800    11/15/12      6,639,261
   750    Barrett Resources Corp. .................     7.550    02/01/07        712,500
 2,550    PDV America, Inc. .......................     7.875    08/01/03      2,382,371
 1,350    Petroleum Geo-Services ASA
          (PGS)(Norway)............................     7.125    03/30/28      1,174,858
 1,500    Petroliam Nasional Berhad, 144A --
          Private Placement (Malaysia) (a).........     7.625    10/15/26      1,323,882
 5,000    Phillips Petroleum Co. ..................     8.860    05/15/22      5,173,180
 1,000    R & B Falcon Corp. ......................     6.500    04/15/03        895,000
 2,000    Southern Union Co. ......................     8.250    11/15/29      2,011,266
 4,000    Union Oil Co. ...........................     9.125    02/15/06      4,192,452
                                                                            ------------
                                                                              24,504,770
                                                                            ------------
          FINANCE  17.8%
 2,750    Abbey National PLC (United Kingdom)......     7.350    10/15/46      2,609,049
 3,500    American Re Corp., Ser B.................     7.450    12/15/26      3,373,198
 2,000    Avalonbay Communities....................     7.500    08/01/09      1,891,540
 1,000    Bank of Tokyo-Mitsubishi, Ltd. (Japan)...     8.400    04/15/10      1,009,190
 3,000    Cez Finance B V (Netherlands)............     7.125    07/15/07      2,805,000
 2,000    Conseco, Inc. ...........................     8.500    10/15/02      2,000,756
 1,500    Household Finance Corp. .................     8.375    11/15/01      1,521,032
 2,500    International Lease Finance Corp. .......     8.375    12/15/04      2,567,247
 1,875    Korea Development Bank (Korea)...........     6.500    11/15/02      1,808,925
 4,000    Lehman Brothers Holdings, Inc. ..........     8.500    05/01/07      4,026,736
 2,000    Nordbanken AB, 144A -- Private Placement
          (Sweden) (a).............................     7.250    11/12/09      1,941,100
 2,829    PNPP II Funding Corp. ...................     8.510    11/30/06      2,860,338
 4,500    Ryder Systems, Inc. .....................     9.250    05/15/01      4,579,281
 5,000    Suntrust Bank Atlanta....................     7.250    09/15/06      4,833,775
 1,890    Washington Mutual Capital I..............     8.375    06/01/27      1,811,535
                                                                            ------------
                                                                              39,638,702
                                                                            ------------
          HEALTHCARE  1.4%
   500    Manor Care, Inc. ........................     7.500    06/15/06        448,348
 3,000    Tenet Healthcare Corp., Ser B............     8.125    12/01/08      2,775,000
                                                                            ------------
                                                                               3,223,348
                                                                            ------------
          HOTEL & LODGING  1.1%
 2,500    Park Place Entertainment Corp. ..........     7.950    08/01/03      2,435,515
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

  PAR
AMOUNT                                                                         MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
          OIL & GAS  0.4%
$1,000    Transcontinental Gas Pipeline Corp. .....     7.250%   12/01/26   $    901,977
                                                                            ------------

          PRODUCER MANUFACTURING  1.7%
 1,000    Cemex SA de C.V., 144A -- Private
          Placement (Mexico) (a)...................     9.250    06/17/02      1,022,500
 2,000    Rohm & Haas Co. .........................     7.850    07/15/29      2,004,432
   750    Waste Management, Inc. ..................     7.000    10/01/04        684,014
                                                                            ------------
                                                                               3,710,946
                                                                            ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  9.9%
   500    Atlantic Methanol Capital Co. Class A,
          144A -- Private Placement (a)............    10.875    12/15/04        495,000
 1,000    Carter Holt Harvey Ltd. (New Zealand) ...     8.375    04/15/15        983,322
 4,000    Crown Cork & Seal, Inc. .................     8.000    04/15/23      3,683,484
 4,000    Federal Paper Board, Inc. ...............     8.875    07/01/12      4,331,332
 2,500    Georgia Pacific Corp. ...................     9.950    06/15/02      2,618,287
 1,750    Idex Corp. ..............................     6.875    02/15/08      1,571,691
 4,000    IMC Global, Inc. ........................     6.875    07/15/07      3,693,784
 1,000    IMC Global, Inc. ........................     7.300    01/15/28        879,879
 1,250    Owens Illinois, Inc. ....................     7.150    05/15/05      1,156,250
   250    Pride International, Inc. ...............     9.375    05/01/07        242,500
   450    Sequa Corp. .............................     9.000    08/01/09        420,750
 2,000    Tosco Corp. .............................     8.250    05/15/03      2,022,646
                                                                            ------------
                                                                              22,098,925
                                                                            ------------
          RETAIL  1.3%
 3,000    Fred Meyer, Inc. ........................     7.375    03/01/05      2,932,425
                                                                            ------------

          TECHNOLOGY  1.3%
 3,000    Sun Microsystems, Inc. ..................     7.500    08/15/06      2,977,740
                                                                            ------------

          TRANSPORTATION  8.6%
 3,000    AMR Corp. ...............................     9.500    05/15/01      3,057,597
 1,500    Canadian National Railway Co.
          (Canada) ................................     7.625    05/15/23      1,443,750
 3,000    CSX Corp. ...............................     8.625    05/15/22      3,162,702
 2,000    Delta Airlines, Inc. ....................     9.750    05/15/21      2,179,380

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

  PAR
AMOUNT                                                                         MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
          TRANSPORTATION (CONTINUED)
$4,000    Union Pacific Corp. .....................     8.350%   05/01/25   $  3,828,572
 5,000    United Airlines, Inc., Ser. 91A2.........    10.020    03/22/14      5,404,475
                                                                            ------------
                                                                              19,076,476
                                                                            ------------
          UTILITIES  17.8%
 1,000    360 Communications Co. ..................     7.125    03/01/03        993,225
 1,000    AES Corp. ...............................     9.500    06/01/09      1,000,000
 2,000    Arizona Public Service Co. ..............     9.500    04/15/21      2,084,462
 1,000    Arizona Public Service Co. ..............     8.750    01/15/24      1,020,785
 2,000    Cleveland Electric Illuminating Co. .....     7.625    08/01/02      2,000,000
 1,000    CMS Energy Corp. ........................     7.500    01/15/09        918,750
 2,000    CMS Energy Corp., Ser B..................     6.750    01/15/04      1,855,000
 2,500    Edison Mission Energy, 144A -- Private
          Placement (a)............................     7.730    06/15/09      2,468,162
 2,000    El Paso Electric Co. ....................     8.250    02/01/03      2,017,500
 1,000    Gulf States Utilities Co. ...............     8.940    01/01/22      1,007,030
 2,500    Houston Lighting & Power Co. ............     7.750    03/15/23      2,370,725
 1,500    Israel Electric Corp., Ltd. (Israel) ....     8.250    10/15/09      1,488,821
 2,750    MCI Worldcom, Inc. ......................     6.950    08/15/28      2,472,552
 1,250    Niagara Mohawk Power Corp. ..............     7.375    08/01/03      1,246,034
 2,457    Niagara Mohawk Power Corp. ..............     7.625    10/01/05      2,445,031
 5,000    Southern Energy, Inc., 144A -- Private
          Placement (a)............................     7.900    07/15/09      4,886,790
 2,000    Sprint Capital Corp. ....................     6.125    11/15/08      1,798,994
   750    Telefonica De Argentina SA, 144A --
          Private Placement (Argentina) (a)........     9.875    07/01/02        766,875
 2,500    Texas Utilities Electric Co. ............     8.250    04/01/04      2,543,720
   500    UtiliCorp United, Inc. ..................     6.700    10/15/06        493,188
 2,000    Western Resources, Inc. .................     6.875    08/01/04      1,893,400
 2,000    Yorkshire Power Finance Ltd., Ser B
          (Cayman Islands).........................     6.496    02/25/08      1,804,104
                                                                            ------------
                                                                              39,575,148
                                                                            ------------
TOTAL CORPORATE BONDS  94.4%.............................................    210,198,365
                                                                            ------------

          GOVERNMENT OBLIGATIONS  4.1%
 2,000    Province of Saskatchewan (Canada)........     8.000    07/15/04      2,032,000
 2,500    Quebec Province (Canada).................     8.800    04/15/03      2,584,200

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

  PAR
AMOUNT                                                                         MARKET
 (000)                   DESCRIPTION                  COUPON     MATURITY      VALUE
          GOVERNMENT OBLIGATIONS (CONTINUED)
$2,000    United Mexican States (Mexico)...........    10.375%   02/17/09   $  2,157,500
 2,500    United States Treasury Notes.............     5.875    11/15/04      2,427,550
                                                                            ------------
TOTAL GOVERNMENT OBLIGATIONS  4.1%.......................................      9,201,250
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $225,803,453)....................................................    219,399,615

REPURCHASE AGREEMENT  0.1%
BankAmerica Securities ($190,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 02/29/00 to be sold on
03/01/00 at $190,031)
(Cost $190,000)..........................................................        190,000
                                                                            ------------

TOTAL INVESTMENTS  98.6%
  (Cost $225,993,453)....................................................    219,589,615
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%..............................      3,181,699
                                                                            ------------

NET ASSETS  100.0%.......................................................   $222,771,314
                                                                            ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $225,993,453).......................  $219,589,615
Receivables:
  Interest..................................................     4,440,043
  Fund Shares Sold..........................................       463,504
Other.......................................................        56,625
                                                              ------------
    Total Assets............................................   224,549,787
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       487,886
  Income Distributions......................................       414,540
  Fund Shares Repurchased...................................       406,350
  Distributor and Affiliates................................       146,350
  Investment Advisory Fee...................................        85,588
Trustees' Deferred Compensation and Retirement Plans........       146,077
Accrued Expenses............................................        91,682
                                                              ------------
    Total Liabilities.......................................     1,778,473
                                                              ------------
NET ASSETS..................................................  $222,771,314
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $234,752,528
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (213,927)
Accumulated Net Realized Loss...............................    (5,363,449)
Net Unrealized Depreciation.................................    (6,403,838)
                                                              ------------
NET ASSETS..................................................  $222,771,314
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $159,053,876 and 24,726,788 shares of
    beneficial interest issued and outstanding).............  $       6.43
    Maximum sales charge (4.75%* of offering price).........           .32
                                                              ------------
    Maximum offering price to public........................  $       6.75
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,773,796 and 7,911,986 shares of
    beneficial interest issued and outstanding).............  $       6.42
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,943,642 and 2,017,266 shares of
    beneficial interest issued and outstanding).............  $       6.42
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 8,944,810
Other.......................................................       81,714
                                                              -----------
    Total Income............................................    9,026,524
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      559,723
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $200,380, $264,516 and $70,198,
  respectively).............................................      535,094
Shareholder Services........................................      304,378
Custody.....................................................       35,132
Trustees' Fees and Related Expenses.........................       13,962
Legal.......................................................        7,525
Other.......................................................      128,767
                                                              -----------
    Total Expenses..........................................    1,584,581
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 7,441,943
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(3,455,003)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (6,056,948)
  End of the Period.........................................   (6,403,838)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (346,890)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,801,893)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 3,640,050
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 29, 2000 and the Year Ended August 31, 1999 (Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     FEBRUARY 29, 2000    AUGUST 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  7,441,943        $ 15,746,682
Net Realized Gain/Loss..............................     (3,455,003)            325,887
Net Unrealized Depreciation During the Period.......       (346,890)        (19,399,745)
                                                       ------------        ------------
Change in Net Assets from Operations................      3,640,050          (3,327,176)
                                                       ------------        ------------
Distributions from Net Investment Income*...........     (7,159,207)        (15,746,682)
Distributions in Excess of Net Investment Income*...            -0-            (288,603)
                                                       ------------        ------------
Total Distributions.................................     (7,159,207)        (16,035,285)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (3,519,157)        (19,362,461)
                                                       ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     32,649,014          91,705,930
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      5,253,429          11,420,680
Cost of Shares Repurchased..........................    (52,847,812)        (92,118,867)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..    (14,945,369)         11,007,743
                                                       ------------        ------------
TOTAL DECREASE IN NET ASSETS........................    (18,464,526)         (8,354,718)
NET ASSETS:
Beginning of the Period.............................    241,235,840         249,590,558
                                                       ------------        ------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $213,927 and $496,663, respectively)...........   $222,771,314        $241,235,840
                                                       ============        ============

* Distributions by Class
----------------------------------------------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares....................................   $ (5,282,515)       $(11,936,650)
  Class B Shares....................................     (1,483,953)         (3,314,387)
  Class C Shares....................................       (392,739)           (784,248)
                                                       ------------        ------------
                                                       $ (7,159,207)       $(16,035,285)
                                                       ============        ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                      SIX MONTHS
                                        ENDED               YEAR ENDED AUGUST 31,
           CLASS A SHARES            FEBRUARY 29,    ------------------------------------
                                         2000         1999      1998      1997      1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $6.530       $7.026    $6.967    $6.650    $ 6.94
                                        ------       ------    ------    ------    ------
  Net Investment Income.............      .215         .433      .454      .494      .479
  Net Realized and Unrealized
    Gain/Loss.......................     (.106)       (.489)     .085      .309     (.289)
                                        ------       ------    ------    ------    ------
Total from Investment Operations....      .109        (.056)     .539      .803      .190
Less Distributions from and in
  Excess of Net Investment Income...      .207         .440      .480      .486      .480
                                        ------       ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $6.432       $6.530    $7.026    $6.967    $6.650
                                        ======       ======    ======    ======    ======
Total Return (a)....................     1.65%*      (1.02%)    7.89%    12.46%     2.71%
Net Assets at End of the Period (In
  millions).........................    $159.1       $172.9    $186.0    $160.9    $162.9
Ratio of Expenses to Average Net
  Assets (b)........................     1.14%        1.08%     1.08%     1.13%     1.10%
Ratio of Net Investment Income to
  Average Net Assets (b)............     6.62%        6.26%     6.40%     7.16%     6.90%
Portfolio Turnover..................       37%          43%       17%       18%       34%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                      SIX MONTHS
                                        ENDED               YEAR ENDED AUGUST 31,
           CLASS B SHARES            FEBRUARY 29,    ------------------------------------
                                         2000         1999      1998      1997      1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $6.514       $7.011    $6.955    $6.642    $ 6.94
                                        ------       ------    ------    ------    ------
  Net Investment Income.............      .189         .379      .412      .438      .424
  Net Realized and Unrealized
    Gain/Loss.......................     (.105)       (.490)     .071      .308     (.290)
                                        ------       ------    ------    ------    ------
Total from Investment Operations....      .084        (.111)     .483      .746      .134
Less Distributions from and in
  Excess of Net Investment Income...      .181         .386      .427      .433      .432
                                        ------       ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $6.417       $6.514    $7.011    $6.955    $6.642
                                        ======       ======    ======    ======    ======
Total Return (a)....................     1.41%*      (1.78%)    6.95%    12.19%     1.85%
Net Assets at End of the Period (In
  millions).........................    $ 50.8       $ 54.0    $ 53.8    $ 34.0    $ 26.9
Ratio of Expenses to Average Net
  Assets (b)........................     1.91%        1.86%     1.85%     1.91%     1.90%
Ratio of Net Investment Income to
  Average Net Assets (b)............     5.88%        5.47%     5.59%     6.37%     6.12%
Portfolio Turnover..................       37%*         43%       17%       18%       34%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                      SIX MONTHS
                                        ENDED               YEAR ENDED AUGUST 31,
           CLASS C SHARES            FEBRUARY 29,    ------------------------------------
                                         2000         1999      1998      1997      1996
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $6.514       $7.011    $6.956    $6.639    $ 6.93
                                        ------       ------    ------    ------    ------
  Net Investment Income.............      .187         .388      .419      .434      .426
  Net Realized and Unrealized
    Gain/Loss.......................     (.104)       (.499)     .063      .316     (.285)
                                        ------       ------    ------    ------    ------
Total from Investment Operations....      .083        (.111)     .482      .750      .141
Less Distributions from and in
  Excess of Net Investment Income...      .181         .386      .427      .433      .432
                                        ------       ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..    $6.416       $6.514    $7.011    $6.956    $6.639
                                        ======       ======    ======    ======    ======
Total Return (a)....................     1.41%*      (1.78%)    6.95%    11.63%     2.00%
Net Assets at End of the Period (In
  millions).........................    $ 12.9       $ 14.3    $  9.8    $  5.1    $  5.9
Ratio of Expenses to Average Net
  Assets (b)........................     1.90%        1.86%     1.85%     1.92%     1.90%
Ratio of Net Investment Income to
  Average Net Assets (b)............     5.81%        5.47%     5.55%     6.38%     6.14%
Portfolio Turnover..................       37%*         43%       17%       18%       34%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 29, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $1,868,760 which will expire between August 31, 2000 and August 31, 2005. Of this amount, $1,821,919 will expire on August 31, 2000.

    At February 29, 2000, for federal income tax purposes the cost of long- and short-term investments is $225,993,453; the aggregate gross unrealized appreciation is $2,077,900 and the aggregate gross unrealized depreciation is $8,481,738, resulting in net unrealized depreciation on long- and short-term investments of $6,403,838.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                            % PER ANNUM
First $150 million..........................................   .50 of 1%
Next $100 million...........................................   .45 of 1%
Next $100 million...........................................   .40 of 1%
Over $350 million...........................................   .35 of 1%

    For the six months ended February 29, 2000, the Fund recognized expenses of approximately $7,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended February 29, 2000, the Fund recognized expenses of approximately $27,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 29, 2000, the Fund recognized expenses of approximately $219,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 29, 2000, capital aggregated $169,927,588, $51,529,249 and
$13,295,691 for Classes A, B and C, respectively. For the six months ended February 29, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   3,094,953    $ 20,124,068
  Class B.................................................   1,478,341       9,571,427
  Class C.................................................     453,758       2,953,519
                                                            ----------    ------------
Total Sales...............................................   5,027,053    $ 32,649,014
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     583,855    $  3,908,198
  Class B.................................................     164,308       1,072,213
  Class C.................................................      40,637         273,018
                                                            ----------    ------------
Total Dividend Reinvestment...............................     788,800    $  5,253,429
                                                            ==========    ============
Repurchases:
  Class A.................................................  (5,435,985)   $(35,356,817)
  Class B.................................................  (2,017,235)    (13,110,828)
  Class C.................................................    (673,887)     (4,380,167)
                                                            ----------    ------------
Total Repurchases.........................................  (8,127,107)   $(52,847,812)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

    At August 31, 1999, capital aggregated $181,252,139, $53,996,437 and
$14,449,321 for Classes A, B and C, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................    7,268,437    $ 50,418,909
  Class B................................................    4,481,690      31,108,300
  Class C................................................    1,466,291      10,178,721
                                                           -----------    ------------
Total Sales..............................................   13,216,418    $ 91,705,930
                                                           ===========    ============
Dividend Reinvestment:
  Class A................................................    1,243,608    $  8,574,540
  Class B................................................      337,181       2,317,850
  Class C................................................       77,099         528,290
                                                           -----------    ------------
Total Dividend Reinvestment..............................    1,657,888    $ 11,420,680
                                                           ===========    ============
Repurchases:
  Class A................................................   (8,495,350)   $(58,320,540)
  Class B................................................   (4,206,917)    (28,714,694)
  Class C................................................     (746,885)     (5,083,633)
                                                           -----------    ------------
Total Repurchases........................................  (13,449,152)   $(92,118,867)
                                                           ===========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares are purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares are purchased. For the six months ended February 29, 2000 and the year ended August 31, 1999, 317,910 and 814,389 Class B shares automatically converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 29, 2000 and the year ended August 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 29, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $29,200 and CDSC on redeemed shares of approximately $108,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $83,638,399 and $96,703,208, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the six months ended February 29, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 29, 2000 are payments retained by Van Kampen of approximately $208,700.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After July 31, 2000, the report must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................  20,160,938            189,324
Jerry D. Choate.......................................  20,158,534            191,728
Linda Hutton Heagy....................................  20,155,856            194,406
R. Craig Kennedy......................................  20,164,766            185,496
Mitchell M. Merin.....................................  20,166,972            183,290
Jack E. Nelson........................................  20,152,856            197,406
Richard F. Powers, III................................  20,159,911            190,351
Phillip B. Rooney.....................................  20,161,585            188,677
Fernando Sisto........................................  20,146,931            203,331
Wayne W. Whalen.......................................  20,158,310            191,952
Suzanne H. Woolsey ...................................  20,160,171            190,091
Paul G. Yovovich......................................  20,168,987            181,275

2) With regard to the ratification of PricewaterhouseCoopers LLP to act as independent public accounts for the Portfolio, 20,005,672 shares were voted in the affirmative and 90,491 shares were voted against the proposal and 254,099 shares abstained from voting.